1940 Act File No.811-2145
                                                       1933 Act File No.2-38910

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X]

                          Pre-Effective Amendment No.                        | ]

                        Post-Effective Amendment No.47                       |X]

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          |X]
                                     OF 1940

                        Post-Effective Amendment No.27                       |X]

                      LORD ABBETTBOND-DEBENTURE FUND, INC.
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     (Name and Address of Agent for Service)

      It is proposed that this filing will become effective (check appropriate box)

|_|   immediately on filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|X|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

-------------------------
Prospectus    May 1, 1999
-------------------------

Lord Abbett
Bond-Debenture Fund

                 FPO

[LOGO](R)  LORD ABBETT & CO.
           Investment Management
A Tradition of Performance Through Disciplined Investment

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                                                                            Page
                                The Fund

                                    Goal/Approach                              2
          Information about past    Main Risks                                 2
  performance, fees and expenses    Bond-Debenture Fund                        3

                                Your Investment

        Information for managing    Purchases                                  4
               your fund account    Opening Your Account                       6
                                    Redemptions                                7
                                    Distributions and Taxes                    7
                                    Services For Fund Investors                8
                                    Sales Charges and Service Fees             9
                                    Management                                 9

                              For More Information

                                    Other Investment Techniques               10
               How to learn more    Glossary of Shaded Terms                  10
                  about the fund    Recent Performance                        12

                             Financial Information

                                    Financial Highlights                      13
     How to learn more about the    Broker Compensation                       15
fund and other Lord Abbett funds    Back Cover

                                    The Fund

GOAL / APPROACH

      The fund seeks high current income and the opportunity for capital appreciation to produce a high total return. Normally, we invest principally in lower-rated debt securities, sometimes called "junk bonds," which entail greater risks than investments in higher-rated debt securities. At least 20% of our assets must be invested in a combination of investment grade debt securities, U.S. government securities, and cash equivalents. Also, the fund may invest up to 20% of its assets in foreign securities. We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Normally, we invest at least 65% of our total assets in bonds and debentures. These debt securities normally will consist of secured debt obligations (bonds), general unsecured debt obligations (debentures) and debt securities that are subordinated to other debt of the same issuer. We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its investment objective.

MAIN RISKS

      The lower-rated debt securities in which the fund principally invests involve greater credit risks than do investment grade bonds. In other words, some companies whose securities we own may default on principal and/or interest payments after we buy their securities. Companies that issue high yield debt securities are not as strong financially as those with higher credit ratings. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but you could lose money. In addition, we attempt to reduce investment risk with a requirement that 20% of our assets must be invested in a combination of investment grade debt securities, U.S. government securities, and cash equivalents.

      The value of your investment will change as interest rates fluctuate. When interest rates rise, share value is likely to decline.

      The high yield debt securities market is prone to sudden and sharp changes in prices due to a variety of factors. Changes in economic forecasts, investor psychology, securities market activities and other forces can cause prices to fluctuate greatly.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

We or the fund refers to the Lord Abbett Bond-Debenture Fund Inc. (the "company"), which operates under the supervision of its Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

High Yield Debt Securities. High yield debt securities or "junk bonds" typically pay a higher yield than investment-grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Investment grade debt securities are, at the time of purchase, rated in one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or determined by Lord Abbett to be equivalent in quality.

U.S. government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the funds and their risks.


2  The Fund

                               Bond-Debenture Fund
                                                        ------------------------
                                                        Symbols: Class A - LBNDX
                                                                 Class B - LBNBX
                                                                 Class C - BDLAX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

--------------------------------------------------------------------------------

      The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Salomon Brothers Broad Investment High-Grade Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                             1 Year     5 Years    10 Years   Inception(i)

A                                (0.10)%        -           -         0.69%
--------------------------------------------------------------------------------
B                                  1.14%        -           -         1.94%
--------------------------------------------------------------------------------
C                                  5.36%        -           -         6.16%
--------------------------------------------------------------------------------
Salomon Brothers Broad
Investment High-Grade Index(ii)    5.92%      9.24%         -         8.59%
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

=========================================================================================
Fee table
-----------------------------------------------------------------------------------------
Shareholder Fees (Fees paid directly from
your investment)                                 Class A  Class B      Class C    Class P
-----------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------
(as a % of offering price)                        4.75%    none         none       none
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")   none     5.00%(2)(5)  1.00%(3)   none
-----------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted  from fund assets) (as a % of average net assets)(1)
-----------------------------------------------------------------------------------------
Management Fees (See "Management")                0.50%    0.50%        0.50%      0.50%
-----------------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)          0.35%    1.00%        1.00%      0.45%
-----------------------------------------------------------------------------------------
Other Expenses (See "Management")                 0.00%    0.00%        0.00%      0.00%
-----------------------------------------------------------------------------------------
Total Operating Expenses                          0.85%    1.50%        1.50%      0.95%
-----------------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class            1 Year        3 Years        5 Years         10 Years

Class A shares          $657           $830          $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(5)       $552           $774          $918            $1,617
--------------------------------------------------------------------------------
Class C shares          $152           $474          $818            $1,793
--------------------------------------------------------------------------------
Class P shares          $000           $000          $000            $000
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares          $657           $830          $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(5)       $152           $474          $818            $1,617
--------------------------------------------------------------------------------
Class C shares          $152           $474          $818            $1,793
--------------------------------------------------------------------------------
Class P shares          $000           $000          $000            $000

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The dates of inception of each class are: A - 4/1/71; B - 8/1/96; and C - 7/15/96.

(ii) Performance for the unmanaged Salomon Brothers Broad Investment High-Grade Index does not reflect transaction costs or management fees.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

      --------------------------------------------------------------------------

(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before the 1st anniversary of purchase, declining to 1.00% before 6th anniversary and eliminated on and after 6th anniversary.

(3)   1.00% if shares are redeemed before 1st anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.35%- class A; 0.75%- classes B and C; and 0.20%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                     The Fund  3

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares, Class A, B, C and P. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next after we accept your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------
                                                                    To Compute
                            As a % of            As a % of        Offering Price
Your Investment          Offering Price       Your Investment      Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000            4.75%                 4.99%               .9425
--------------------------------------------------------------------------------
$50,000 to $99,999           4.75%                 4.99%               .9525
--------------------------------------------------------------------------------
$100,000 to $249,999         3.75%                 3.90%               .9625
--------------------------------------------------------------------------------
$250,000 to $499,999         2.75%                 2.83%               .9725
--------------------------------------------------------------------------------
$500,000 to $999,999         2.00%                 2.04%               .9800
--------------------------------------------------------------------------------
$1,000,000 and over          No Sales Charge                          1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o     normally offered with a front-end sales charge

Class B

o no front-end sales charge, how-ever, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


4  The Fund

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

      o     purchases of $1 million or more O

      o     purchases by Retirement Plans with at least 100 eligible employees O

      o     purchases under a Special Retirement Wrap Program O

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      Class A Share CDSC. If you buy class A shares under one of the starred (?) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of                              Contingent Deferred Sales Charge
the day on which the                           on redemption (as % of amount
purchase order was accepted                    subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                         5.0%
--------------------------------------------------------------------------------
1st                            2nd                         4.0%
--------------------------------------------------------------------------------
2nd                            3rd                         3.0%
--------------------------------------------------------------------------------
3rd                            4th                         3.0%
--------------------------------------------------------------------------------
4th                            5th                         2.0%
--------------------------------------------------------------------------------
5th                            6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                     None
--------------------------------------------------------------------------------
(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

O     These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

CDSC regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order:

1.    shares acquired by reinvestment of dividends and capital gains

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(Class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under opening your account.


                                                                     The Fund  5

      The class B share CDSC generally will be waived under any one of the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                               $1,000

      o     Individual Retirement Accounts and 403(b)
            Plans under the Internal Revenue Code                           $250

      o     Uniform Gift to Minor Account                                   $250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund P.O.
      Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.


6  The Fund

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

      The fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. The fund expects to pay income dividends to shareholders. If a capital gain distribution is declared it will be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund and whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of               Tax rate for taxpayer       Tax rate for taxpayer subject
distribution          subject to 15% bracket      to 28% bracket or above
--------------------------------------------------------------------------------
Income                                            Ordinary
dividends             15%                         income rate
--------------------------------------------------------------------------------
Short-term                                        Ordinary
capital gains         15%                         income rate
--------------------------------------------------------------------------------
Long-term
capital gains         10%                         20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.


                                                                     The Fund  7

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================

For investing

      Invest-A-Matic (Dollar-cost averaging)

      You can make fixed, periodic investments ($50 minimum) into your fund account by means of automatic money transfers from your bank checking account. See the attached application for instructions.

      Div-Move

      You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

      Systematic Withdrawal Plan ("SWP")

      You can make regular withdrawals from most Lord Abbett funds. Automatic cash withdrawals can be paid to you from your account in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

      Class B shares

      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

      Class B and C shares

      Redemption proceeds due to a SWP for class B and class C shares will be redeemed in the order described under "Contingent Deferred Sales Charges" under "Purchases."

================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives of the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


8  The Fund

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses a team of portfolio managers and analysts acting together, to manage the company's investments. Christopher J. towle, partner of Lord Abbett, heads the team, the senior members of which include Messrs. Szaro, Goldstein and Baade.

12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                                     The Fund  9

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the fund and their risks.

      Adjusting Investment Exposure. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as financial futures and options on financial futures. The fund may use these transactions to change the risk and return characteristics of the fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. The fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 331/3% of its total assets.

      Diversification. The fund is a diversified fund. This means that as to /'s of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

      Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities may trade on days when an underlying fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

      Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

      Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result of a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its securities loans to 30% of its total assets.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord


10 The Fund

      Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe
      Executor of the Estate of
      John W. Doe

      |Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
       NAME OF GUARANTOR


      /s/ |ILLEGIBLE]
      ---------------------
      AUTHORIZED SIGNATURE

       (960)        X 9 8 0 3 4 7 0
      SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                                   SR

o     In the case of the corporation -
      ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      |Date]


      /s/ |ILLEGIBLE]
      ---------------------
      AUTHORIZED SIGNATURE

       (960)        X 9 8 0 3 4 7 0
      SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                                   SR


                                                                     The Fund 11

      Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      [|INSERT TO FOLLOW]

Year 2000 Issues. The fund could be adversely affected if the computers used by the fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix it are on-going, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.


12 The Fund

                             Financial Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

================================================================================

                                                          Class A Shares
                                       ----------------------------------------------
                                                       Year Ended December 31,
Per Share Operating Performance:          1998     1997      1996     1995      1994
                                       -----------------------------------------------
Net asset value, beginning of year                 $9.41     $9.29    $8.71     $9.95
--------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------
Net investment income                                .75(a)    .81      .85       .84
--------------------------------------------------------------------------------------
Net realized and unrealized
--------------------------------------------------------------------------------------
  gain (loss) on investments                         .40       .17     .606    (1.203)
--------------------------------------------------------------------------------------
  Total from investment operations                  1.15       .98    1.456     (.363)
--------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------
  Dividends from net investment income              (.80)     (.86)   (.876)    (.877)
--------------------------------------------------------------------------------------
Net asset value, end of period                     $9.76     $9.41    $9.29     $8.71
--------------------------------------------------------------------------------------
Total Return(b)                                    12.70%    11.16%   17.50%    (3.87)%
--------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
--------------------------------------------------------------------------------------
  Expense                                           0.89%     0.89%    0.82%     0.88%
--------------------------------------------------------------------------------------
  Net investment income                             7.89%     8.77%    9.41%     8.97%
--------------------------------------------------------------------------------------
                                                    0.89%     0.89%    0.82%     0.88%
--------------------------------------------------------------------------------------

                                               Class B Shares                    Class C Shares
                                          Year Ended December 31,            Year Ended December 31,

Per Share Operating Performance:       1998      1997      1996(c)       1998        1997         1996(c)
Net asset value, beginning of period            $9.41        $9.13        $          $9.41      $9.05
---------------------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------------------
 Net investment income (loss)                     .68(a)       .34                     .69(a)     .35
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------
  gain on securities                              .38          .26                     .39        .33
---------------------------------------------------------------------------------------------------------
Total from investment operations                 1.06          .60                    1.08        .68
---------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income            (.72)        (.32)                   (.72)      (.32)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.75        $9.41                   $9.77      $9.41
---------------------------------------------------------------------------------------------------------
Total Return(b)                                 11.85%        6.57%(d)               11.97%      7.86%(d)
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------
 Expenses                                        1.63%        0.70%(d)                1.58%      0.75%(d)
---------------------------------------------------------------------------------------------------------
 Net investment Income                           7.06%        3.73%(d)                7.16%      3.72%(d)
---------------------------------------------------------------------------------------------------------

==================================================================================================
                                        Year Ended December 31,
                                    --------------------------------------------------------------
Supplemental Data For All Classes:      1998         1997           1996         1995        1994
Net assets, end of period (000)                 $2,866,184    $2,129,421    $1,339,508    $987,613
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                             89.14%       106.79%       134.90%     147.98%
--------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of front-end sales or contingent deferred sales charges.

(c) Commencement of operations for class shares: B - August 1, 1996 and C - July 15, 1996.

(d)   Not annualized.

      See Notes to Financial Statements.


                                                                     The Fund 13

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Salomon Brothers Broad Investment High-Grade Index, First Boston High-Yield Index, and the Value Line Convertible Index, assuming reinvestment of all dividends and distributions.

================================================================================
            Average Annual Total Return at Maximum Sales Charge
                  for the Periods Ending December 31, 1998

                       1 Year           5 Years               Life
--------------------------------------------------------------------------------
Class A(1)              0.00%            0.00%               (0.00)%
--------------------------------------------------------------------------------
Class B(3)              0.00%            0.00%               (0.00)%
--------------------------------------------------------------------------------
Class C(4)              0.00%            0.00%               (0.00)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Data reflects the deduction of the maximum initial sales charge of 4.75% applicable to class A shares.

(2) Performance numbers for the unmanaged Solomon Brothers Broad Investment High-Grade Index (source: Chase Global), First Boston High-Yield Index (source: CSFB), and Value Line Convertible Index (source: Morningstar) do not reflect transaction costs or management fees. A review of the Fund's 1998 annual shareholders' report shows a history of the Fund's portfolio blend changing through the years but composed primarily of three categories of securities: (i) high-yield corporate debt (including straight-preferred stocks), (ii) equity-related securities and (iii) high-grade debt. The three indices chosen to compare to the Fund's performance have elements of these three categories, but since there is no one index combining all three in the same annual blend as the Fund's portfolio, these three separate indices may not be a valid comparison for the Fund.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute such return.

(4) The class B shares commenced operations on August 1, 1996. Performance numbers reflect the deduction of a 4% CDSC.

(5)   The class C shares commenced operations on July 15, 1996.


14  The Fund                                            Financial Information 14

COMPENSATION FOR YOUR DEALER

========================================================================================================================
                                                   FIRST YEAR COMPENSATION

                               Front-end
                               sales charge           Dealer's
                               paid by investors      concession             Service fee(1)         Total compensation(2)
Class A investments            (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)
------------------------------------------------------------------------------------------------------------------------
Less than $50,000                    4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                    4.75%                   4.25%                 0.25%                  4.49%
------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                  3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                  2.75%                   2.50%                 0.25%                  2.74%
------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                  2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge      1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------
Next $5 million above that    no front-end sales charge      0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------
Next $40 million above that   no front-end sales charge      0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------
Over $50 million              no front-end sales charge      0.025%                0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------
Class B investments                                          Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge      3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge      0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------
Class P investments                                          Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge      0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                          ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
-------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       none                  0.25%                  0.25%
-------------------------------------------------------------------------------------------------------------------
Class B investments                                           Percentage of average net assets(4)
-------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       none                  0.25%                  0.25%
-------------------------------------------------------------------------------------------------------------------
Class C investments
-------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.65%                 0.25%                  0.90%
-------------------------------------------------------------------------------------------------------------------
Class P investments
-------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.25%                 0.20%                  0.45%

(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of C shares for fixed-income portfolios, such as the fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares. With respect to shares, CDSC revenues collected may be used to fund commission payments when there is no initial sales charge.


15 Financial Information                                             15 The Fund

                              --------------------
                              For more Information
                              --------------------

      More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and the funds' investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

      Bond-Debenture Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      ---------------------------
      SEC file number: 811-2871

To obtain information:

By telephone. Call the funds at 800-426-1130

By mail. Write to the funds at: The Lord Abbett Family of Funds 767 Fifth Avenue New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co. http://www.lordabbett.com

SEC http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

================================================================================

--------------------------------------------------------------------------------
LORD ABBETT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Additional Information                                  May 1, 1999

--------------------------------------------------------------------------------

                                   Lord Abbett
                                 Bond-Debenture
                                   Fund, Inc.
--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities Dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at the General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 1999.

Lord Abbett Bond-Debenture Fund, Inc. (sometimes referred to as "we" or the "Fund") was organized in 1970 and was incorporated under Maryland law on January 23, 1976. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares. This statement of additional information offers four of those classes (A, B, C and P), $0.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                     TABLE OF CONTENTS                           Page

            1.       Investment Policies                          2
            2.       Directors and Officers                       3
            3.       Investment Advisory and Other Services       6
            4.       Portfolio Transactions                       7
            5.       Purchases, Redemptions and
                     Shareholder Services                         8
            6.       Past Performance                            16
            7.       Taxes                                       17
            8.       Information About the Fund                  18
            9.       Financial Statements                        18
            10.      Appendix                                    19

                                       1.
                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or (11) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

Portfolio Turnover Rate. For the year ended December 31, 1998, our portfolio turnover was % versus % for the prior year.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network. (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc.(1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office. Age 57

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri.

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road

Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship, Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                   For the Fiscal Year Ended December 31, 1998
                   -------------------------------------------

     (1)                        (2)               (3)                   (4)

                                             Pension or             For Year Ended
                                             Retirement Benefits    December 31, 1997
                                             Accrued by the         Total Compensation
                           Aggregate         Fund and               Accrued by the Fund and
                           Compensation      Twelve Other Lord      Twelve Other Lord
                           Accrued by        Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund(1)       Funds(2)               Funds(3)
----------------           ------------      -------------------    -----------------------

E. Thayer Bigelow          $                 $                      $
William H. T. Bush*        $                 $                      $
Robert B. Calhoun**        $                 $                      $

Stewart S. Dixon           $                 $                      $
John C. Jansing            $                 $                      $
C. Alan MacDonald          $                 $                      $
Hansel B. Millican, Jr.    $                 $                      $
Thomas J. Neff             $                 $                      $

*Elected as of August 13, 1998.

**Elected as of June 17, 1998.

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of December 31, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $21,180; Mr. Dixon, $67,108; Mr. Jansing, $86,838; Mr. MacDonald, $39,508; Mr.
      Millican, $87,581and Mr. Neff, $87,615. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1997, each would own, the following: Mr. Bigelow, 26,688 shares; Mr. Dixon, 1,284 shares; Mr. Jansing, 1,503 shares; Mr. MacDonald, 64,893 shares; Mr. Millican, 103,529 shares; and Mr. Neff, 1,295 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees: Christopher Towle, age 40, Executive Vice President, Paul
A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Zane E. Brown, age 46; Daniel E. Carper, age 46; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly vice president and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.) ; Thomas F. Konop, age 56; Robert G. Morris, age 53; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of        , 1999, our officers and directors as a group owned less than 1% of
our outstanding shares. As of       , 1999 there were no record holders of 5% or
more of the fund's outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the officers and/or directors of the Fund are: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul
A. Hilstad, Robert G. Morris and John J. Walsh. The five other general partners are: Stephen Allen, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among Classes A, B and C based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1998, 1997 and 1996,
the management fees paid to Lord Abbett amounted to $         , $11,621,344, and
$7,802,104, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Independent auditors perform audit services for the Fund, including the examination of financial statements included in our annual report to shareholders.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers. No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ending December 31, 1998, 1997, and 1996, we paid total
commissions to independent broker-dealers of     , $14,773,720, and $8,760,174,
respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of Class A shares on December 31, 1998 was computed as follows:

                                                     Class A
                                                     -------
Net asset value per share (net assets divided
by shares outstanding)                               $ 9.76

Maximum offering price per share (net asset
value divided by .9525)                              $ 10.25

The net asset value per share for the Class B, C and P shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B, C and P shares are offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years Lord Abbett, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                    Year Ended December 31,

                                         1998     1997             1996
                                         ----     ----             ----
Gross sales charge                                $12,867,756      $14,739,450

Amount allowed to dealers                         $11,119,368      $12,711,165
                                                  -----------      -----------
Net commissions
received by Lord Abbett                           $ 1,748,388      $ 2,028,285
                                                  ===========      ===========

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors five different classes of shares. This Prospectus offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $ 5,369,967 under the A Plan, $ 2,452,228 under the B Plan and $ 3,466,612 under the C Plan. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                  Contingent Deferred Sales Charge
Which the Purchase Order                   on Redemptions (As % of Amount
Was Accepted                               Subject to Charge)
Before the 1st                             5.0%
On the 1st, before the 2nd                 4.0%
On the 2nd, before the 3rd                 3.0%
On the 3rd, before the 4th                 3.0%
On the 4th, before the 5th                 2.0%
On the 5th, before the 6th                 1.0%
On or after the 6th anniversary            None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF,

LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one, five and ten fiscal year(s) ending on December 31, 1998 were as follows: %, % and % for the Fund's Class A shares, respectively. The total return for Class B shares for the fiscal year ending on December 31, 1998 and for the period August 1, 1996 through December 31, 1997 were %, and %, respectively. For Class C shares for the fiscal year ending December 31, 1998 and for the period period July 15, 1996 through December 31, 1997, the total returns were 11.96%, and 13.77%, respectively.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended December 31, 1997, the yield for the Class A, B and C shares of the Fund were 6.92%, 6.57% and 6.57%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

As described in the Prospectus under "Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C OTHER INFORMATION

Item 23.    Exhibits

                  (a) Articles of Incorporation. Incorporated by reference. Restated Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on April 30, 1998.

                  (b)   By-Laws.

                  (c) Instruments Defining Rights of Security Holders. Incorporated by reference.

                  (d) Investment Advisory Contracts. Incorporated by reference.

                  (e)   Underwriting Contracts. Incorporated by reference.

                  (f)   Bonus or Porfit Sharing Incorporated by reference.

                  (g)   Custodian Agreements.. Incorporated by reference.

                  (h)   Other Material Contracts. Incorporated by reference.

                  (i)   Legal Opinions. Incorporated by reference.

                  (j)   Other Opinions. Incorporated by reference.

                  (k)   Omitted Financial Statements. Incorporated by reference.

                  (l)   Initial Capital Agreements. Incorporated by reference.

                  (m)   Rule 12b-1 Plan. Incorporated by reference.

                  (n)   Financial Data Schedule.

                  (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on May 14, 1996.

Item 24.    Persons Controlled by or Under Common Control with the Fund.

                              None.

Item 25.    Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.    Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27.    Principal Underwriter

            (a)   Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett  Mid-Cap Value Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust
                  Lord Abbett Research Fund, Inc.

                  Investment Adviser

                  American Skandia Trust (Lord Abbett Growth and Income
                  Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

                  Name and Principal                Positions and Offices
                  Business Address(1)               with Registrant
                  -------------------               ---------------

                  Robert S. Dow                     Chairman and President
                  Christopher J. Towle              Executive Vice President
                  Paul A. Hilstad                   Vice President & Secretary
                  Zane E. Brown                     Vice President
                  Daniel E. Carper                  Vice President
                  Robert G. Morris                  Vice President
                  John J. Walsh                     Vice President

                  The other partners who are neither officers nor directors of the Fund are, as follows: Stephen Allen, John E. Erard, Robert
                  B. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen I. McGruder, Michael B. McLaughlin ,Robert J. Noelke, and Mark R. Pennington.

                  Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

            (c)   Not applicable

Item 28.          Location of Accounts and Records

                  Registrant maintains the records required by Rules 31a - 1(a) and (b) and 31a - 2(a) at its main office.

                  Lord, Abbett & Co. maintains the records required by Rules 31a
                  - 1(f) and 31a - 2(e) at its main office.

                  Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.          Management Services

                  None

Item 30.          Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of February, 1999.


                                                  BY: /s/ Thomas F. Konop
                                                      ---------------------
                                                      Thomas F. Konop
                                                      Vice President

                                           LORD ABBETT BOND-DEBENTURE FUND, INC.

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Thomas F. Konop, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                               Title                        Date
----------                               -----                        ----

                                    Chairman, President
/s/Robert S. Dow*                   and Director/Trustee      February 26, 1999
---------------------------         ---------------------     ------------------
Robert S. Dow


/s/ E. Thayer Bigelow*              Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
E. Thayer Bigelow


/s/William H. T. Bush*              Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
William H. T. Bush


/s/Robert B. Calhoun, Jr*.          Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
Robert B. Calhoun, Jr.


/s/Stewart S. Dixon*                Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
Stewart S. Dixon


/s/John C. Jansing*                 Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
John C. Jansing


/s/C. Alan MacDonald*               Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
C. Alan MacDonald


/s/Hansel B. Millican, Jr*.         Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
Hansel B. Millican, Jr.


/s/Thomas J. Neff*                  Director/Trustee          February 26, 1999
---------------------------         ---------------------     ------------------
Thomas J. Neff


*BY: /s/ Thomas F. Konop
     ----------------------
     Thomas F. Konop
     Attorney-in-Fact

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                      Lord Abbett Mid-Cap Value Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                          Lord Abbett Securities Trust

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Series Fund, Inc.

                          Lord Abbett Equity Fund, Inc.

                                     BY-LAWS

                                       OF

                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                            (a Maryland Corporation)

                                    ARTICLE I

                                     OFFICES

      Section 1. Principal Office. The principal office of the Corporation in Maryland shall be in the City of Baltimore, and the name of the resident agent in charge thereof is The Prentice-Hall Corporation Systems, Maryland.

      Section 2. Other Offices. The Corporation may also have an office in the City and State of New York and offices at such other places as the Board of Directors may from time to time determine.

                                   ARTICLE II

                              STOCKHOLDERS MEETINGS

      Section 1. Annual Meetings. The Corporation shall not hold an annual meeting of its stockholders in any fiscal year of the Corporation unless required in accordance with the following sentence. The Chairman of the Board or the President shall call an annual meeting of the stockholders when the election of directors is required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and the Chairman of the Board, the President, a Vice President, the Secretary or any director shall call an annual meeting of stockholders at the request in writing of a majority of the Board of Directors or of stockholders holding at least one quarter of the stock of the Corporation outstanding and entitled to vote at the meeting. Any annual meeting of the stockholders held pursuant to the foregoing sentence shall be held at such time and at such place, within the City of New York or elsewhere, as may be fixed by the Chairman of the Board or the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote, as the case may be, and as may be stated in the notice setting forth such call, provided that any stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. Any meeting of stockholders held in accordance with this Section 1 shall for all purposes constitute the annual meeting of stockholders for the fiscal year of the Corporation in which the meeting is held and, without limiting the generality of the foregoing, shall be held for the purposes of (a) acting on any such matter of matters so required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and (b) electing directors to hold the offices of any directors who have held office for more than one year (or, in the case of directors elected prior to July 1, 1987, who have held office for more than three years) or who have been elected by the Board of Directors to fill vacancies which result from any cause, and for transacting such other business as may properly be bought before the meeting. Only such business, in addition to that prescribed by law, by the Articles of Incorporation and by these By-Laws, may be brought before such meeting as may be specified by resolution of the Board of Directors or by writing filed with the Secretary of the Corporation and signed by the Chairman of the Board or by the President or by a majority of the directors or by stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting.

      Section 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be held upon call by the President or by a majority of the Board of Directors, and shall be called by the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting, at such time and at such place where an annual meeting of stockholders could be held, as may be fixed by the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and so entitled to vote, as the case may be, and as may be stated in the notice setting forth such call. Such request shall state the purpose or purposes of the proposed meeting, and only such purpose or purposes so specified may properly be brought before such meeting.

      Section 3. Notice of Meetings. Written or printed notice of every annual or special meeting of stockholders, stating the time and place thereof and the general nature of the business proposed to be transacted at any such meeting, shall be delivered personally or mailed not less than 10 nor more than 90 days previous thereto to each stockholder of record entitled to vote at the meeting at his address as the same appears on the books of the Corporation. Meetings may be held without notice if all of the stockholders entitled to vote are present or represented at the meeting, or if notice is waived in writing, either before or after the meeting, by those not present or represented at the meeting. No notice of an adjourned meeting of the stockholders other than an announcement of the time and place thereof at the preceding meeting shall be required.

      Section 4. Quorum. At every meeting of the stockholders the holders of record of a majority of the outstanding shares of the stock of the Corporation entitled to vote at the meeting, whether present in person or represented by proxy, shall, except as otherwise provided by law, constitute a quorum. If at any meeting there shall be no quorum, the holders of record of a majority of such shares entitled to vote at the meeting so present or represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall have been obtained, at which time any business may be transacted which might have been transacted at the meeting as originally called.

      Section 5. Voting. Each stockholder entitled to vote at any meeting shall have one vote in person or by proxy for each share of stock held by him, but no proxy shall be voted after eleven months from its date, unless such proxy provides for a longer period.

All elections of directors shall be had, and all questions, except as otherwise provided by law or by the Articles of Incorporation or by these By-Laws, shall be decided, by a majority of the votes cast by stockholders present or represented and entitled to vote thereat in person or by proxy.

                                   ARTICLE III

                               BOARD OF DIRECTORS

           Section 1. General Powers. The property, affairs and business of the corporation shall be managed by the Board of Directors, provided, however, that the Board of Directors may authorize the Corporation to enter into an agreement or agreements with any person, corporation, association, partnership or other organization, subject to the Board's supervision and control, for the purpose of providing managerial, investment advisory and related services to the Corporation which may include management or supervision of the investment portfolio of the Corporation.

      Section 2. Number, Class, Quorum, Election, Term of Office and Qualifications. The Board of Directors of the Corporation shall consist of not less than three or more than fifteen persons, none of whom need be stockholders of the Corporation. The number of directors (within the above limits) shall be determined by the Board of Directors from time to time, as it sees fit, by vote of a majority of the whole Board. Directors elected prior to July 1, 1987, shall be divided into three classes, each to hold office for a term of three years; directors elected thereafter shall consist of one class only. The directors shall be elected at each annual meeting of stockholders and, whether or not elected for a specific term, shall hold office, unless sooner removed, until their respective successors are elected and qualify.

      One-third of the whole Board, but in no event less than two, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time until a quorum shall have been obtained, when any business may be transacted which might have been transacted at the meeting as originally convened. No notice of an adjourned meeting of the directors other than an announcement of the time and place thereof at the preceding meeting shall be required. The acts of the majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws.

      Section 3. Vacancies. The Board of Directors, by vote of a majority of the whole Board, may elect directors to fill vacancies in the Board resulting from an increase in the number of directors or from any other cause. Directors so chosen shall hold office until their respective successors are elected and qualify, unless sooner displaced pursuant to law or these By-Laws.

      The stockholders, at any meeting called for the purpose, may, with or without cause, remove any director by the affirmative vote of the holders of a majority of the votes entitled to be cast, and at any meeting called for the purpose may fill the vacancy in the Board thus caused.

      Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place, within or without the State of Maryland, as may from time to time be fixed by Resolution of the Board or as may be specified in the notice of any meeting. No notice of regular meetings of the Board shall be required.

      Section 5. Special Meetings. Special meetings of the Board of Directors may be called from time to time by the Chairman of the Board, the President, any Vice President or any two directors. Each special meeting of the Board shall be held at such place, either within or outside of the State of Maryland, as shall be designated in the notice of such meeting. Notice of each such meeting shall be mailed to each director, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided in these By-Laws or by statute.

      Section 6. Telephonic Conference Meetings. Any meeting of the Board or any committee thereof may be held by conference telephone, regardless where each director may be located at the time, by means of which all persons participating in the meeting can hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting.

      Section 7. Fees and Expenses. The directors shall receive such fees and expenses for services to the Corporation as may be fixed by the Board of Directors, subject however, to such limitations as may be provided in the Articles of Incorporation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise and receiving compensation therefor.

      Section 8. Transactions with Directors. Except as otherwise provided by law or in the Articles of Incorporation, a director of the Corporation shall not in the absence of fraud be disqualified from office by dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors, at which said contract or transaction is authorized or confirmed, the existence of an interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors a majority of which, consisting of directors not so interested, shall approve such contract or transaction. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director, or stockholder, was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors for the purpose of determining the existence of a quorum. Any contract, transaction or act of the Corporation or of the Board of Directors (whether or not approved or ratified as hereinabove provided) which shall be ratified by a majority of the votes cast at any annual or special meeting at which a quorum is present called for such purpose, or approved in writing by a majority in interest of the stockholders having voting power without a meeting, shall, except as otherwise provided by law, be valid and as binding as though ratified by every stockholder of the Corporation.

      Section 9. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees each such committee to consist of two or more directors of the Corporation, which, to the extent permitted by law and provided in said resolution, shall have and may exercise the powers of the Board over the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the membership of, to fill vacancies in, or to dissolve any such committee.

      Section 10. Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or by any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee.

      Section 11. Waiver of Notice. Whenever under the provisions of these By-Laws, or of the Articles of Incorporation, or of any of the laws of the State of Maryland, or other applicable statute, the Board of Directors is authorized to hold any meeting or take any action after notice or after the lapse of any prescribed period of time, a waiver thereof, in writing, signed by the person or persons entitled to such notice or lapse of time, whether before or after the time of meeting or action stated herein, shall be deemed equivalent thereto. The presence at any meeting of a person or persons entitled to notice thereof shall be deemed a waiver of such notice as to such person or persons.

                                   ARTICLE IV

                                    OFFICERS

      Section 1. Number and Designation. The Board of Directors shall each year appoint from among their members a Chairman and a President of the Corporation, and shall appoint one or more Vice Presidents, a Secretary and a Treasurer and, from time to time, any other officers and agents as it may deem proper. Any two of the above-mentioned offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law or by these By-Laws to be executed, acknowledged or verified by any two or more officers.

      Section 2. Term of Office. The term of office of all officers shall be one year or until their respective successors are chosen; but any officer or agent chosen or appointed by the Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of a majority of the members of the Board then in office.

      Section 3. Duties. Subject to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally appertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

                                    ARTICLE V

                              CERTIFICATE OF STOCK

      Section 1. Form and Issuance. Each stockholder of the Corporation shall be entitled upon request, to a certificate or certificates, in such form as the Board of Directors may from time to time prescribe, which shall represent and certify the number of shares of stock of the Corporation owned by such stockholder. The certificates for shares of stock of the Corporation shall bear the signature, either manual or facsimile, of the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or bear a facsimile of such seal. The validity of any stock certificate shall not be affected if any officer whose signature appears thereon ceases to be an officer of the Corporation before such certificate is issued.

      Section 2. Transfer of Stock. The shares of stock of the Corporation of any Class shall be transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney, upon surrender for cancellation of a certificate or certificates for a like number of shares, with a duly executed assignment and power of transfer endorsed thereon or attached thereto, or, if no certificate has been issued to the holder in respect of shares of stock of the Corporation, upon receipt of written instructions, signed by such holder, to transfer such shares from the account maintained in the name of such holder by the Corporation or its agent. Such proof of the authenticity of the signatures as the Corporation or its agent may reasonably require shall be provided.

      Section 3. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of any certificate therefore, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft, or destruction; and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give to the Corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificates.

      Section 4. Record Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall be not more than 90 days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.

In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 20 days prior to the date of any meeting of stockholders or the date for payment of any divided or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. If no record date is fixed and the stock transfer books are not closed for determination of stockholders, the record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting is mailed or the day 30 days before the meeting, whichever is the closer date to the meeting, and the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted, provided that the payment or allotment date shall not be more than 90 days after the date of the adoption of such resolution.

                                   ARTICLE VI

                                 CORPORATE BOOKS

      The books of the Corporation, except the original or a duplicate stock ledger, may be kept outside the State of Maryland at such place or places as the Board of

Directors may from time to time determine. The original or duplicate stock ledger shall be maintained at the office of the Corporation's transfer agent.

                                   ARTICLE VII

                                   SIGNATURES

      Except as otherwise provided in these By-Laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Corporation and all endorsements, assignments, transfers, stock powers or other instruments of transfer of securities owned by or standing in the name of the Corporation shall be signed or executed by two officers of the Corporation, who shall be the Chairman of the Board, the President or a Vice President and a Vice President, the Secretary or the Treasurer.

                                  ARTICLE VIII

                                   FISCAL YEAR

      The fiscal year of the Corporation shall be established by resolution of the Board of Directors of the Corporation.

                                   ARTICLE IX

                                 CORPORATE SEAL

      The corporate seal of the Corporation shall consist of a flat faced circular die with the word "Maryland" together with the name of the Corporation, the year of its organization, and such other appropriate legend as the Board of Directors may from time to time determine, cut or engraved thereon. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                    ARTICLE X

                                 INDEMNIFICATION

      As part of the consideration for agreeing to serve and serving as a director of the Corporation, each director of the Corporation shall be indemnified by the Corporation against every judgment, penalty, fine, settlement, and reasonable expense (including attorneys' fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director's service in that capacity or status as such, and the amount of every such judgment, penalty, fine, settlement and reasonable expense so incurred by the director shall be paid by the Corporation or, if paid by the director, reimbursed to the director by the Corporation, subject only to the conditions and limitations imposed by the applicable provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland and by the provisions of Section 17(h) of the United States Investment Company Act of 1940 as interpreted and as required to be implemented by Securities and Exchange Commission Release No. IC-11330 of September 4, 1980. The foregoing shall not limit the authority of the Corporation to indemnify any of its officers, employees, or agents to the extent consistent with applicable law.

                                   ARTICLE XI

                                   AMENDMENTS

      All By-Laws of the Corporation shall be subject to alteration, amendment, or repeal, and new By-Laws not inconsistent with any provision of the Articles of Incorporation of the Corporation may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration, amendment or repeal of the proposed new By-Laws is included in or accompanies the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a regular or special meeting of the Board of Directors, provided that the notice of any such special meeting indicates that the By-Laws are to be altered, amended, repealed, or that new By-Laws are to be adopted.